UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2022 (February 15, 2022)

Goldman Sachs Private Middle Market Credit II LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56052	83-3053002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-0300

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 – Entry into a Material Definitive Agreement.

On February 15, 2022, Goldman Sachs Private Middle Market Credit II SPV II LLC (“SPV”), a wholly-owned subsidiary of Goldman Sachs Private Middle Market Credit II LLC (the “Company”), entered into a third amendment (the “Third Amendment”) to the Amended and Restated Loan and Security Agreement, dated as of March 5, 2021, as amended by the first amendment thereto, dated August 17, 2021, and by the second amendment thereto, dated October 29, 2021 (as so amended and as further amended by the Third Amendment, the “Amended and Restated Loan and Security Agreement”), among SPV, the Company, JPMorgan Chase Bank, National Association, as administrative agent and lender, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, and U.S. Bank National Association, as securities intermediary. The Third Amendment (i) increases the lender commitments by $200 million to $1.45 billion; (ii) reduces the Applicable Margin (as defined in the Amended and Restated Loan and Security Agreement) from 3.10% to 2.75%; (iii) replaces the LIBO Rate with Term SOFR plus a credit spread adjustment of 0.15% as the interest rate benchmark with respect to loans denominated in U.S. dollars; (iv) sets the minimum amount required to be drawn on the facility to $1 billion for one month following the date of entry into the Third Amendment and thereafter at an amount equal to 80% of lender commitments; and (v) extends the non-call period from September 24, 2022 to the end of the reinvestment period (September 24, 2023 but can be extended to September 24, 2024 subject to the terms of the Company’s limited liability company agreement).

The foregoing description is only a summary of the material provisions of the Third Amendment and is qualified in its entirety by reference to a copy of the Third Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Third Amendment to Amended and Restated Loan and Security Agreement, dated as of February 15, 2022, by and among SPV, as borrower, the Company, as its portfolio manager, JPMorgan Chase Bank, National Association as lender and administrative agent for the lenders thereunder, and U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, and U.S. Bank National Association, as securities intermediary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2022	Goldman Sachs Private Middle Market Credit II LLC

	By:	/s/ Carmine Rossetti
Name: Carmine Rossetti
Title: Chief Financial Officer and Treasurer